THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "SHARES") WILL BE, ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NEITHER THIS WARRANT NOR THE SHARES (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

NEAH POWER SYSTEMS, INC.

WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

No. RN-1                                                                               50,000,000    Shares of Common Stock

Issue Date: December 18, 2014

THIS CERTIFIES THAT, for value received, and in consideration for purchasing the Convertible Note issued concurrent herewith (the “Convertible Note”), Rich Niemiec or his registered assigns (the “Holder”), is entitled to subscribe for and purchase from Neah Power Systems, Inc. (the “Company”), a Nevada corporation with an address at 22118 20th Ave SE, Suite 142,  Bothell, Washington  998021, FIFTY MILLION (50,000,000) shares of the fully paid and non-assessable Common Stock, $0.001 par value ("Shares"), of the Company at the price of $0.008  per share (the “Exercise Price”), subject to the provisions and upon the terms and conditions hereinafter set forth.

            This Warrant is subject to the following terms and conditions:

            1.         TERM.

The term of this Warrant shall terminate, to the extent not exercised, on the seventh anniversary of its issue date (the “Term”).  This Warrant is exercisable by the Holder, in whole or in part, any time during the Term, commencing upon the issue date.

            2.         EXERCISE PRICE ADJUSTMENT

The Exercise Price will be subject to adjustments during the period that the Convertible Note is outstanding. Each adjustment shall be at the investors’ election, using the 10-day trailing volume weighted average bid price of the Borrower’s Common Stock at the time of such election (the “New Reference Price”). If the New Reference Price plus 25% is less than the Exercise Price, then the New Reference Price plus 25% shall be used as the new Exercise Price, subject to a floor of $0.003 per share. The Holder shall exercise its election to adjust the Exercise Price under this Section 2 by delivering  written notice to the Company (an “Exercise Price Adjustment Notice”)  in each such case and the Borrower shall acknowledge such  election by the Holder to adjust the Exercise Price in writing to the  Holder within ten (10) Business Days’ receipt of each such Holder’s Exercise Price Adjustment Notice.

            3.         EXERCISE PRICE PROTECTION

The Exercise Price shall be subject to adjustment to prevent dilution in the event that the Borrower, during the time that the Convertible Note is outstanding, issues additional shares of its Common Stock or any right or option to purchase its Common Stock or any other security convertible into its Common Stock (other than shares issued to employees, consultants or directors under a Company stock plan) at a purchase price less than the then applicable Exercise Price.  In such an event, the Exercise Price shall be reduced, concurrently with such issuance, on a full ratchet basis plus 25% if such calculation results in a reduction of the Exercise Price.  This protection does not apply if the Convertible Note is prepaid at the time of such issuance.

4.         METHOD OF EXERCISE; PAYMENT.

            (A)       CASH EXERCISE. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, from time to time at the principal office of the Company, by delivering a completed and duly executed Notice of Exercise (attached hereto as Exhibit “A”) and by the payment to, and receipt thereof by, the Company of an amount equal to the Exercise Price multiplied by the number of the Shares being purchased (the “Aggregate Exercise Price”), which amount may be paid, at the election of the Holder, by wire transfer or certified check payable to the order of the Company, in immediately available funds.  Payment of the Exercise Price shall be in lawful money of the United States of America.  The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised, with the Holder having all rights as a record holder including, but not limited to, all voting rights.

       (B)     Cashless Exercise.  The Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)
B

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B= the a price equal to the average of the last sale price of the Common Stock during the ten (10) consecutive trading days ending on the trading day immediately preceding the date of the applicable Notice of Exercise if executed and delivered pursuant to Section 2(A) hereof.

C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

        (C)           STOCK CERTIFICATES. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be issued to the beneficiary(ies) named by Holder and shall be delivered to the Holder within ten (10) business days after said exercise and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the rights to acquire Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

              5.         STOCK FULLY PAID; RESERVATION OF SHARES. All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefore, be fully paid and non-assessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges with respect to the issuance thereof. The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved until issued as contemplated by this Section, out of the authorized and unissued Common Stock, enough shares to provide for the exercise of the rights of purchase represented by this Warrant.  The Company further represents and warrants that the transfer agent for the Common Stock (“Transfer Agent”), and every subsequent transfer agent for the Common Stock or other shares of the Company’s capital stock issuable upon the exercise of any of the right of purchase or conversion aforesaid, shall be irrevocably authorized and directed at all times to issue such number of authorized and unissued shares of Common Stock as shall be issuable upon the proper exercise hereof. The Company will keep a conformed copy of this Warrant on file with the Transfer Agent and with every subsequent transfer agent for the Common Stock or other shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by this Warrant.  The Company will supply from time to time the Transfer Agent with duly executed stock certificates required to honor the outstanding Warrant.

6.         ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. Subject to the provisions herein, the number and kind of Shares purchasable upon the exercise of this Warrant and the Exercise Price therefore shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(A)       RECLASSIFICATION, CONSOLIDATION OR MERGER. In case of any reclassification of the Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger with another corporation in which the Company is a continuing corporation and in which the Company's stockholders immediately preceding such consolidation or merger own at least 50% of the voting securities of the Company following such consolidation or merger and which does not result in any reclassification of the Shares issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation as the case may be, shall execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the Shares theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, sale of all or substantially all of the Company's assets or merger by a holder of an equivalent number of Shares. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph “(A)” of this Article “4” of this Warrant. The provisions of this Paragraph “(A)” of this Article “4” of this Warrant shall similarly apply to successive reclassifications, consolidations, mergers, sales, leases or conveyances.

(B)       STOCK SPLITS, DIVIDENDS AND COMBINATIONS. In the event that the Company shall at any time subdivide the outstanding Shares or issue a stock dividend on its outstanding Shares, the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding Shares, the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, issuance of warrants or options, stock dividend or combination, as the case may be.

            (C)       All calculations under this Section of this Warrant shall be made to the nearest cent or to the nearest share, as the case may be.

(D)       In any case in which this Section of this Warrant shall require that an adjustment in the number of Shares be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the Shares, if any, issuable upon such exercise over and above the number of Shares issuable upon such exercise on the basis of the number of Shares in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder’s right to receive such additional Shares upon the occurrence of the event requiring such adjustment.

(E)       Whenever there shall be an adjustment as provided in this Section of this Warrant, the Company shall within twenty (20) days thereafter cause written notice thereof to be sent to the Holder, which notice shall be accompanied by an officer’s certificate setting forth the number of Shares issuable and the Exercise Price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer’s certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

(F)        The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share of Common Stock would be issuable on the exercise of this Warrant (or specified portions thereof), it shall be eliminated by rounding such fraction to the nearest whole integer.

(G)       No adjustment in the Exercise Price per Warrant shall be required if such adjustment is less than $.001.

7.         SHORT SALES. Neither Holder nor any affiliate of the Holder acting on its behalf or pursuant to any understanding with it will execute any short sales of the Company’s stock or warrants.

8.          CONDITIONS OF EXERCISE OR TRANSFER OF WARRANT.

(A)       Unless exercised pursuant to an effective registration statement under the Act which includes the Shares so exercised, it shall be a condition to any exercise of this Warrant that the Company shall have received, at the time of such exercise, a representation in writing from the recipient that the Shares being issued upon exercise, are being acquired for investment and not with a view to any sale or distribution thereof.

(B)       This Warrant and each certificate evidencing the Shares issued upon exercise of this Warrant shall be stamped or imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

Subject to this Article “8” of this Warrant, the Company may instruct its transfer agent not to register the transfer of all or a part of this Warrant, or any of the Shares, unless the conditions specified in the above legend are satisfied.

9.         REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Holder as follows:

(A)       This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms.

(B)       When exercisable in accordance with the terms hereof, the Shares will have been duly authorized and reserved for issuance by the Company, validly issued, fully paid and non-assessable.

10.       REPRESENTATIONS AND WARRANTIES BY THE HOLDER. The Holder represents and warrants to the Company as follows:

(A)       This Warrant is being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act. Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the Shares issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

            (B)       Unless advised to the contrary in writing by the Company, the Holder is hereby informed and understands that this Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration.

(C)       The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

(D)       The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

11.       RIGHTS OF STOCKHOLDERS. No holder of this Warrant shall be entitled, as a warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

12.       TRANSFER. Subject to the terms and conditions of this Warrant, including, but not limited to Paragraph “(B)” of Article “8” of this Warrant, this Warrant may be transferred, in whole or in part, by delivering a completed and duly executed Notice of Assignment (attached hereto as Exhibit “B”) to the Company, with such Notice of Assignment stating the individual or entity to whom it shall be transferred (the “Transferee”), and whether such transfer shall be for all rights remaining on the Warrant or only a portion thereof. The Warrants are transferable by Holder on the registry books of the Company or its transfer agent, upon surrender of the original Warrants, duly endorsed or accompanied by proper instrument of transfer satisfactory to the Company or its transfer agent, together with payment of any applicable transfer taxes.  The Company and its transfer agent may deem and treat the person in whose name the Warrants are registered as the holder and as the absolute, true and lawful owner of the Warrants for all purposes, and neither the Company nor its transfer agent shall be affected by any notice or knowledge to the contrary.  In the event of any transfer of rights represented by this Warrant, the Transferee shall receive a Warrant in this form as soon as practicable after the Company receives the Notice of Assignment, and, unless this Warrant has been transferred in full, a new Warrant representing the rights to acquire Shares with respect to which this Warrant shall not have been exercised and which have not been transferred shall also be issued to the Holder

            13. Miscellaneous.

(A)       Headings contained in this Warrant are for reference purposes only and shall not affect in any way the meaning or interpretation of this Warrant.

(B)       If any provision which is contained in this Warrant should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any jurisdiction, such invalidity or unenforceability shall not affect any other provision of this Warrant, and this Warrant shall be construed as if such invalid or unenforceable provision had not been contained herein.

(C)       Any notice or other communication required or permitted hereunder must be in writing and sent by either (i) registered or certified mail, postage prepaid, return receipt requested, (ii) overnight delivery with confirmation of delivery or (iii) facsimile transmission with an original mailed by first class mail, postage prepaid, in each case addressed as follows:

To the Holder: To the address of record for the Holder as shown on the registry books maintained by the Company or its transfer agent for the Warrants.

To the Company:

                        Neah Power Systems, Inc.

                          22118 20th Ave SE, Suite 142

                        Bothell,Washington  998021

                        Tel: (425) 424-3324 ext. 112

                        Fax: (425) 483-8454

                        Attn: Gerard D’Couto, President

or in each case to such other address and facsimile number as shall have last been furnished by like notice. If mailing by registered or certified mail is impossible due to an absence of postal service, and if the other methods of sending notice set forth in this Paragraph "(C)" of this Article "13" of this Warrant are not otherwise available, notice shall be in writing and personally delivered to the aforesaid address. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be; provided, however that any notice sent by facsimile shall be deemed to have been given as of the date sent by facsimile if a copy of such notice is also mailed by first class mail on the date sent by facsimile; if the date of mailing differs from the date of sending by facsimile, then the date of mailing by first class mail shall be deemed to be the date upon which notice was given.

            (D)       This Warrant shall in all respects be construed, governed, applied and enforced under with the internal laws of the State of Nevada without giving effect to the principles of conflicts of laws and be deemed to be an agreement entered into in the State of Nevada and made pursuant to the laws of the State of Nevada.

 (E)      Each of the parties further acknowledges and agrees that (i) each has been advised by counsel during the course of negotiations; (ii) each counsel has had significant input in the development of this Warrant and (iii) this Warrant shall not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this agreement.

             (F)        The parties have not made any representations, warranties, or covenants with respect to the subject matter hereof which are not set forth herein, and this Warrant, together with any instruments or other agreements executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Warrant and such other instruments and agreements, which alone fully and completely express their agreement. This Warrant may not be changed, modified, extended, terminated or discharged orally, but only by means of a written agreement which is signed by both parties to this Warrant and which explicitly states that it modifies this Warrant.

(G)       The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Warrant and the intents and purposes hereof.

(H)       This Warrant shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

(I)        Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Warrant shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Warrant or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Warrant to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach.

(J)        All Exhibits annexed or attached to this Warrant are incorporated into this Warrant by reference thereto and constitute an integral part of this Warrant.

            (K)       This Warrant may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             (L)        This Warrant is being issued to the Holder in connection with a certain Securities Purchase Agreement, of even date herewith, pursuant to which the Holder has loaned and the Company has borrowed certain funds and issued to the Holder its Debenture, also of even date herewith, pursuant to which the Holder may convert up to $500,000 of the loan principal into the common shares of the Company.

[Remainder   of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Issued this 18th day of December, 2014.

Neah Power Systems, Inc.

By:  ____________________________

       Name: Gerard D’Couto

       Title:   Chief Executive Officer

EXHIBIT A

NOTICE OF EXERCISE

 To: Neah Power Systems, Inc.

Attention: Chief Financial Officer

1. The undersigned hereby elects to purchase _________________________________________ shares of Common Stock of Neah Power Systems, Inc. pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

2.   Form of Exercise Price.  The Holder intends that payment of the Exercise Price shall be made as:

A.	____________	a “Cash Exercise” with respect to _________________
Warrant Shares; and/or

B. Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder has paid to the Company the Aggregate Exercise Price in the sum of $___________________  (Per Share) to the Company in accordance with the terms of the Warrant.

3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

_________________________________ (Name)

_________________________________

_________________________________ (Address)

4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in the attached Warrant are true and correct as of the date hereof.

______________________________

By: __________________________

Title: _________________________

Date:_________________________

EXHIBIT B

NOTICE OF ASSIGNMENT

(To be executed by the registered Holder to effect

a transfer of Warrants)

FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto ____________________ the right to purchase ______________ shares of the common stock, par value $.001 per share, of Neah Power Systems, Inc., evidenced by the attached Warrant, together with all right, title and interest therein, and does irrevocably constitute to transfer and appoint ___________________ to transfer the said right on the books of said company with full power of substitution in the premises.

The undersigned hereby certifies that the Warrants are being sold, assigned or transferred in accordance with all applicable securities laws.

Dated:  ________________

                                                                                                                                                                                                                                                                                            ________________________

                                                                                                                                                                                                                                                                                                              Signature

NOTE:  The signature to this transfer must correspond with the name as recorded on the Warrants in every particular without alteration or enlargement or any change whatever.  The signature of the person executing this transfer must be medallion guaranteed.